(FRONTIER FUNDS, INC. LOGO)

                                   Ninth Year

                                 ANNUAL REPORT
                              For the Period Ended
                               September 30, 2000

                          (FRONTIER FUNDS, INC. LOGO)

TO OUR INVESTORS

Dear Shareholders,

  Volatility--swings in price movements of investment instruments such as stocks--has become much more pronounced in the last few years as investors move from one market sector to another. Small cap growth funds were stellar during the first half of this year, but as the market started its current decline, so did small cap funds.

  The investment objective of the Equity Portfolio is capital appreciation.
The current strategy is to purchase common stock in undervalued companies and to purchase common stock in companies that management believes has potential for superior earnings growth.

  During the twelve months ended September 30, 2000, the Equity Fund's net asset value per share increased from $2.79 as of September 30, 1999 to $3.23 as of September 30, 2000. The increase represents a gain of approximately 15.77%. It outperformed the S&P 500 Index which increased only 11.98%, while the Russell 2000 Index increased 23.1% over the same period.

  As we assess the next six months, we expect the U.S. economy to continue to grow at a more moderate pace. We are optimistic that we have reached a turning point where small-cap stocks will perform well versus large-cap stocks. Management believes that the investment community will continue to recognize these small companies as a great place for investment opportunities.

  Management believes that the actual operating expenses of the Fund are reasonable and comparable to amounts typically paid for like services. However, due to the Fund's current size, its expenses represent a higher percentage of total net assets than generally reported by larger mutual funds.

  Thank you for your investment in Frontier Funds, Inc. Equity Portfolio. I appreciate the opportunity to serve you. I invite your comments and suggestions. Please feel free to write or telephone.

                                    Sincerely,

                                    /s/James R. Fay

                                    James R. Fay
                                    President

SCHEDULE OF INVESTMENTS

                            AS OF SEPTEMBER 30, 2000

                                                                      QUOTED
                                                                      MARKET
SHARES                                                                 VALUE
------                                                                ------
                 COMMON STOCKS -- 100.65%

                 APPAREL -- 22.07%
100,000 +<F1>    Cygne Designs Inc.                                  $ 25,500
 10,000 +<F1>    Design Inc.                                           23,125
 10,000 +<F1>    G-III Apparel Group Ltd.                              72,188
 15,000 +<F1>    The Leslie Fay Company                                52,500
                                                                     --------
                                                                      173,313
                                                                     --------

                 BIOTECHNOLOGY & PHARMACEUTICALS -- 6.59%
 20,000 +<F1>    Human Pheromone Sciences Inc.                         21,250
  8,000 +<F1>    Macrochem Corporation                                 30,500
                                                                     --------
                                                                       51,750
                                                                     --------

                 COMPUTER SOFTWARE -- 23.88%
 20,000 +<F1>    eGames, Inc.                                          20,000
 40,000 +<F1>    Mitek Systems Inc.                                   167,500
                                                                     --------
                                                                      187,500
                                                                     --------

                 HEALTH CARE TECHNOLOGY -- 12.74%
 10,000 +<F1>    Cell Robotics International Inc.                      22,188
  5,000 +<F1>    Enchira Biotechnology Inc.                            40,312
 40,000 +<F1>    Procyte Corporation                                   37,500
                                                                     --------
                                                                      100,000
                                                                     --------

                 FINANCIAL SERVICES -- 4.86%
  5,000          Conseco Inc.                                          38,125
                                                                     --------

                 TELECOMMUNICATIONS -- 3.58%
100,000 +<F1>    RSI Systems Inc.                                      28,125
                                                                     --------

                 OFFICE EQUIPMENT -- 2.87%
 15,000 +<F1>    Gradco Systems Inc.                                   22,500
                                                                     --------

                 RECREATIONAL PRODUCTS -- 7.96%
 10,000 +<F1>    Aldila Inc.                                           23,125
 15,000 +<F1>    Toymax International Inc.                             39,375
                                                                     --------
                                                                       62,500
                                                                     --------

                 RECYCLING MANAGEMENT -- 1.91%
 30,000 +<F1>    Hi-Rise Recycling Systems Inc.                        15,000
                                                                     --------

                 RETAIL -- 4.84%
  8,000 +<F1>    Samuels Jewelers Inc.                                 38,000
                                                                     --------

                 SOFTWARE -- 3.78%
  5,000 +<F1>    Entrade Inc.                                          19,063
 10,000 +<F1>    Fortel Inc.                                           10,625
                                                                     --------
                                                                       29,688
                                                                     --------

                 TECHNOLOGY -- 5.57%
  7,001 +<F1>    Digital Video Systems Inc.                            43,754
                                                                     --------
                      TOTAL COMMON STOCK
                        (Cost $1,218,123)                             790,255
                                                                     --------
                      TOTAL INVESTMENTS
                        (Cost $1,218,123)                100.65%      790,255
                      Liabilities in excess
                        of Other Assets                   (0.65%)      (5,105)
                                                         -------     --------
                      TOTAL NET ASSETS                   100.00%     $785,150
                                                         -------     --------
                                                         -------     --------

+<F1>  Non-income producing security

   The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES

                               SEPTEMBER 30, 2000

ASSETS:
   Investments in securities, at value
     (cost $1,218,123) (Note 2)                                    $  790,255
   Cash                                                                21,920
   Receivable for securities sold                                      53,636
   Prepaid expenses                                                    16,672
                                                                   ----------
          Total Assets                                                882,483
                                                                   ----------

LIABILITIES:
   Payables:
     Securities purchased                                              60,200
     Fund shares repurchased                                            1,586
     Accrued directors fees                                             2,208
     Other accrued expenses                                            33,339
                                                                   ----------
          Total Liabilities                                            97,333
                                                                   ----------
          Net Assets                                               $  785,150
                                                                   ----------
                                                                   ----------

NET ASSETS CONSIST OF:
   Capital stock, $.01 par value; 80 million shares
     authorized; 242,913 shares outstanding                        $1,327,597
   Accumulated net realized loss from investment
     transactions (Note 6)                                           (114,579)
   Net unrealized depreciation on investments                        (427,868)
                                                                   ----------
          Net Assets                                               $  785,150
                                                                   ----------
                                                                   ----------

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
   Net asset value ($785,150 / 242,913) (Note 5)                   $     3.23
                                                                   ----------
                                                                   ----------
   Maximum offering price per share (net asset
     value plus sales charge of 8%)                                $     3.51
                                                                   ----------
                                                                   ----------

   The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS

                     FOR THE YEAR ENDED SEPTEMBER 30, 2000

INVESTMENT INCOME:
   Dividends                                                        $      75
                                                                    ---------
          Total investment income                                          75
                                                                    ---------

EXPENSES:
   Advisory fees (Note 3)                                               9,079
   Administration fees  (Note 4)                                       34,416
   Legal fees                                                          25,479
   Registration fees                                                   20,352
   Transfer agent fees                                                 17,378
   Audit fees                                                          11,000
   Printing and postage expense                                         9,457
   Custody fees                                                         9,191
   Directors fees                                                       8,958
   Other expenses                                                       3,860
                                                                    ---------
          Total expenses                                              149,170
   Less:  advisory fees waived (Note 3)                                (9,079)
                                                                    ---------
          Net expenses                                                140,091
                                                                    ---------
          Net investment loss.                                       (140,016)
                                                                    ---------

NET REALIZED AND UNREALIZED GAINS/(LOSSES)
  ON INVESTMENTS (NOTE 2)
          Net realized gains on investment transactions               177,630
          Net change in unrealized depreciation on investments       (160,302)
                                                                    ---------
          Net gain on investments                                      17,328
                                                                    ---------
          Net decrease in net assets resulting from operations      $(122,688)
                                                                    ---------
                                                                    ---------

   The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                FOR THE YEARS ENDED SEPTEMBER 30, 2000 AND 1999

                                                           2000        1999
                                                           ----        ----
Net investment loss                                     $(140,016)  $(108,174)
Net realized gain from investment transactions            177,630      84,976
Net change in unrealized appreciation
  (depreciation) on investments                          (160,302)    216,838
                                                        ---------   ---------
Net increase (decrease) in net assets
  resulting from operations                              (122,688)    193,640
                                                        ---------   ---------
     Net capital share transactions (Note 5)              418,203      40,152
                                                        ---------   ---------
     Net increase in net assets                           295,515     233,792

NET ASSETS:
     Beginning of Period                                  489,635     255,843
                                                        ---------   ---------
     End of Period (including accumulated
       undistributed net investment income
       of $0 and $0, respectively)                      $ 785,150   $ 489,635
                                                        ---------   ---------
                                                        ---------   ---------

   The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                               FOR THE YEARS ENDED SEPTEMBER 30,
                                                ----------------------------------------------------------------
                                                2000           1999           1998           1997           1996
                                                ----           ----           ----           ----           ----
Net asset value,
  beginning of year                            $ 2.79         $ 1.58         $ 4.28         $ 6.61         $ 8.06
                                               ------         ------         ------         ------         ------

INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
     Net investment loss                        (0.66)         (0.67)         (0.58)         (0.59)         (0.51)
     Net realized and unrealized
       gain (loss) on investments                1.10           1.88          (2.12)         (1.74)         (0.94)
                                               ------         ------         ------         ------         ------
          Total from investment
            operations                           0.44           1.21          (2.70)         (2.33)         (1.45)
                                               ------         ------         ------         ------         ------

LESS DISTRIBUTIONS:
     Dividends from net
       investment income                           --             --             --             --             --
     Distributions from
       net realized gains                          --             --             --             --             --
                                               ------         ------         ------         ------         ------
     Total dividends
       and distributions                           --             --             --             --             --
                                               ------         ------         ------         ------         ------
Net asset value, end of period                 $ 3.23         $ 2.79         $ 1.58         $ 4.28         $ 6.61
                                               ------         ------         ------         ------         ------
                                               ------         ------         ------         ------         ------

Total return**<F2>                             15.77%         76.58%        (63.08%)       (35.25%)       (17.99%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
  (in thousands)                                 $785           $490           $256           $856         $1,445

RATIOS TO AVERAGE NET ASSETS:
Expenses (before reimbursement)                16.55%         28.93%         20.72%         13.29%          8.29%
Expenses (net of reimbursement)                15.55%         27.93%         19.72%         12.29%          7.29%
Net investment income
  (before reimbursement)                      (16.54%)       (28.93%)       (20.58%)       (13.29%)        (8.24%)
Net investment income
  (net of reimbursement)                      (15.54%)       (27.93%)       (19.58%)       (12.29%)        (7.26%)
Portfolio Turnover Rate                        82.66%         83.55%         47.78%         74.85%        133.42%

**<F2> Based on net asset value per share. The Fund's sales charge is not reflected in total return on this table.

   The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

                               SEPTEMBER 30, 2000

NOTE 1.   ORGANIZATION

          Frontier Funds, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management company. The Corporation was established under the laws of Maryland on October 24, 1991. The Corporation permits the Trustees to issue 200,000,000 shares of capital stock in separate series, with each series representing interests in a separate portfolio of securities and other assets, each with its own investment objectives and policies. The Equity Fund Portfolio (the "Fund") to which Frontier's Board of Directors has initially allocated 80,000,000 shares, is the only current series of the Frontier Funds. The investment objective of the Equity Fund is to provide capital appreciation on its assets.

NOTE 2.   SIGNIFICANT ACCOUNTING POLICIES

          The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

          Security Valuation - Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when it is determined that the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith under procedures established by and under the general supervision of the Fund's directors.

          Fixed income securities generally are valued by using market quotation, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, unless the Board of Directors determine that the amortized cost does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Board of Directors.

          Federal Income Taxes - It is the policy of The Fund to comply with the requirements of The Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income as dividends to its shareholders. In addition, The Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of The Internal Revenue Code. Therefore, no provision for Federal income or excise taxes has been made.

          Other - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Generally accepted accounting principles require that permanent financial reporting tax differences relating to shareholder distributions be reclassified to paid-in-capital.

          Capital Loss Carryforwards - As of September 30, 2000, the Fund has Federal Income Tax Capital Loss carryforwards of approximately $114,579, expiring in 2006. It is management's intention to make no distribution of any realized capital gains until the Federal Income Tax capital loss carryforward is exhausted.

          Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3.   INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTION WITH AFFILIATES

          The Fund has an investment advisory agreement with Freedom Investors Corp. ("the Adviser"), with whom certain officers and directors of the Fund are affiliated. Under the terms of the investment advisory agreement, the Fund has agreed to pay the adviser a monthly fee at the annual rate of 1.00% of the Fund's average daily assets. The Adviser has voluntarily waived payments of its advisory fee since the inception of the Fund. Although the waiver can be revoked at any time, the Adviser plans to continue this arrangement until further notice to the Board of Directors. During the year ended September 30, 2000, the Adviser waived its total fee amounting to $9,079.

          Freedom Investors Corp. also serves as principal underwriter and national distributor (the "Distributor") for the Fund. As Distributor, Freedom Investors selects brokers and other financial professionals to sell shares of the Fund and coordinate their marketing efforts. For the year ended September 30, 2000, the Distributor received $3,829 in commission from the sale of fund shares.

NOTE 4.   ADMINISTRATION AGREEMENT

          Pursuant to an administration agreement between the Fund and American Data Services, Inc. (the "Administrator") the Administrator provides fund accounting, administration and shareholder servicing to the Fund. For its fund accounting and administrative services, the Administrator receives a minimum monthly fee of $2,268 plus out-of-pocket expenses. For its shareholder services, the Administrator receives a monthly fee of $1,418 plus out-of-pocket expenses.

NOTE 5.   CAPITAL SHARE TRANSACTIONS

          As of September 30, 2000 there were 80,000,000, $0.01 par value shares of capital stock authorized for the Equity Portfolio. Paid in capital at September 30, 2000 was $1,327,597.

          Transactions in capital stock were as follows:

                                                            FOR THE YEAR ENDED                FOR THE YEAR ENDED
                                                            SEPTEMBER 30, 2000                SEPTEMBER 30, 1999
                                                          ---------------------              ---------------------
                                                          SHARES         AMOUNT              SHARES         AMOUNT
                                                          ------         ------              ------         ------
     Shares sold                                          121,888       $723,594              39,324       $101,040
     Shares issued in reinvestment of dividends                --             --                  --             --
     Shares redeemed                                      (54,188)      (305,391)            (26,107)       (60,888)
                                                          -------       --------             -------       --------
     Net increase                                          67,700       $418,203              13,217       $ 40,152
                                                          -------       --------             -------       --------

NOTE 6.   INVESTMENT TRANSACTIONS

          During the year ended September 30, 2000, purchases and sales, excluding short term securities, aggregated $1,028,670 and $762,446, respectively.

NOTE 7.   ACCUMULATED UNREALIZED APPRECIATION

          Aggregate gross unrealized appreciation (depreciation) as of September 30, 2000, based on investment cost of $1,218,123 for Federal Income Tax purposes is as follows:

               Aggregate gross unrealized appreciation               $ 140,874
               Aggregate gross unrealized depreciation                (568,742)
                                                                     ---------
                         Net unrealized depreciation                 $(427,868)
                                                                     ---------
                                                                     ---------

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To The Shareholders and Board of Directors:
The Frontier Equity Fund (a series of Frontier Funds, Inc.)

  We have audited the accompanying statement of assets and liabilities of the Frontier Equity Fund, including the schedule of portfolio investments, as of September 30, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held by the custodian as of September 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Frontier Equity Fund (a series of Frontier Funds, Inc.) as of September 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

McCurdy & Associates CPA's, Inc.
Westlake, Ohio
October 11, 2000

                              FRONTIER FUNDS, INC.

                             OFFICERS AND DIRECTORS
               James R. Fay                President and Director
               Amy L. Siesennop       Vice President and Director
               Jeffrey S. Ackley                         Director
               Kenneth W. Coshun                         Director
               Matthew G. Drew                           Director

                               INVESTMENT ADVISOR
                            FREEDOM INVESTORS CORP.

                              NATIONAL DISTRIBUTOR
                            Freedom Investors Corp.

                                   CUSTODIAN,
                           RETIREMENT PLAN CUSTODIAN
                               Firstar Bank, N.A.

                              SHAREHOLDER SERVICES
                                 1-800-231-2901

                          SECURITIES DEALERS SERVICES
                                 1-800-759-6598

                          (FRONTIER FUNDS, INC. LOGO)

                              FRONTIER FUNDS, INC.
                                  P.O. Box 68
                             101 W. Wisconsin Ave.
                            Pewaukee, WI 53072-0068
                                 (262) 691-1196

  This report is intended solely for use by the shareholders of Frontier Funds, Inc. If it is provided to any member of the public, it must be preceded or accompanied by a currently effective prospectus of the Fund.